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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


         Date of report (date of earliest event reported) June 26, 2000


                               NewStar Media Inc.
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             (Exact name of registrant as specified in its charter)



                                   California
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                 (State or other jurisdiction of incorporation)



         0-24984                                            95-4015834
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(Commission File Number)                      (IRS Employer Identification No.)


8955 Beverly Boulevard, Los Angeles, CA                       90048
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(Address of Principal Executive Offices)                    (Zip Code)


                                  310/786-1600
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              (Registrant's Telephone Number, Including Area Code)

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Item 3.  Bankruptcy or Receivership


On June 26, 2000, NewStar Media Inc. (the "Company") and seven of its subsidiaries and affiliates filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code. Requests for joint administration with the Company's filing (United States Bankruptcy Court for the Central District of California Case No. 00-28589-VZ) are pending. Management of the Company continues to operate businesses of the Company as a debtor in possession. On June 26, 2000, the Company issued a related press release, the text of which is as follows:


                    NEWSTAR MEDIA SEEKS CHAPTER 11 PROTECTION

LOS ANGELES, June 26, 2000 -- NewStar Media Inc. (OTC BB:NWST) announced today that it has filed a voluntary petition for Chapter 11 relief in the United States Bankruptcy Court for the Central District of California. Voluntary petitions and requests for joint administration were also filed on behalf of seven subsidiaries and affiliates of the Company.

The Company's publishing division, which won Audie awards for one Audio Literature and five Dove Audio audio books at the Audio Publishers Association 5th Annual "Audie Awards" earlier this month, has had to substantially curtail operations due, as previously announced, to the severe shortage of working capital. The Company's bank, Chase, has consented to a limited use of cash collateral pending further negotiation of debtor-in-possession ("DIP") financing.

The Company, in consultation with Chase, has engaged Crossroads LLC and J.D. Publishing, Ltd. to assist the Company in preparing a strategy to maximize value for the Company's businesses.

The Company has not curtailed the operations of its television production and film and television distribution businesses.

NewStar Media Inc. is a diversified entertainment company engaged in the publication of audio books, the distribution of audio books on its Internet site, AudioUniverse.com, and the production and distribution of television programming.

THIS RELEASE CONTAINS STATEMENTS RELATING TO FUTURE RESULTS OF THE COMPANY (INCLUDING CERTAIN PROJECTIONS AND BUSINESS TRENDS) THAT ARE "FORWARD-LOOKING STATEMENTS" AS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED AS A RESULT OF CERTAIN RISKS AND UNCERTAINTIES, INCLUDING BUT NOT LIMITED TO THE AVAILABILITY OF DIP

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FINANCING, THE IMPACT THAT PUBLIC DISCLOSURES OF THE COMPANY'S LIQUIDITY
SITUATION AND CHAPTER 11 FILING MAY HAVE ON THE COMPANY'S BUSINESSES, AS WELL AS OTHER RISKS AND UNCERTAINTIES DETAILED FROM TIME TO TIME IN THE FILINGS OF THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION.












                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            NEWSTAR MEDIA INC.



Date: June 30, 2000                         By: /s/ Terrence A. Elkes
                                                ---------------------
                                            Terrence A. Elkes
                                            CHAIRMAN AND CHIEF EXECUTIVE OFFICER